Exhibit 99.1

AbbVie Announces Commencement of Exchange Offers and Consent Solicitations for Allergan Notes

NORTH CHICAGO, Ill., Oct. 25, 2019 – AbbVie Inc. (NYSE:ABBV) (“AbbVie”) announced today the commencement, in connection with its previously announced acquisition of Allergan plc (NYSE:AGN), of offers to exchange any and all outstanding notes of certain series issued by Allergan Finance, LLC (“Allergan Finance”), Allergan, Inc. (“Allergan Inc”), Allergan Sales, LLC (“Allergan Sales”) and Allergan Funding SCS (“Allergan Funding” and, together with Allergan Finance, Allergan Inc and Allergan Sales, “Allergan”) for new notes to be issued by AbbVie (the “AbbVie Notes”).

As previously announced, on June 25, 2019, AbbVie and Venice Subsidiary LLC, a wholly-owned subsidiary of AbbVie (“Acquirer Sub”), entered into a Transaction Agreement (“Transaction Agreement”) with Allergan plc. Under the terms of the Transaction Agreement, Acquirer Sub will acquire Allergan plc pursuant to a scheme of arrangement (the “Scheme”) under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Act”) and a capital reduction under Sections 84 to 86 of the Act (the “Acquisition”). As a result of the Scheme, Allergan plc will become a wholly-owned subsidiary of AbbVie.

The following table sets forth the Exchange Consideration, Early Participation Payment and Total Consideration for each series of Allergan Notes (as defined below):

Title of Series of Notes	CUSIP / ISIN No.	Issuer	Maturity Date	Principal Amount Outstanding	Exchange Consideration(1)	Early Participation Payment(1)	Total Consideration(1)(2)
3.375% Senior Notes due 2020	018490AN2	Allergan, Inc.	09/15/2020	$650,000,000	$1,000 principal amount of AbbVie 3.375% Senior Notes due 2020	$1.00 in cash	$1,000 principal amount of AbbVie 3.375% Notes due 2020 and $1.00 in cash

4.875% Senior Notes due 2021	345838AE6 (144A) / U3455QAC7 (Reg S)	Allergan Sales, LLC	02/15/2021	$450,000,000	$1,000 principal amount of AbbVie 4.875% Senior Notes due 2021	$1.00 in cash	$1,000 principal amount of AbbVie 4.875% Notes due 2021 and $1.00 in cash

5.000% Senior Notes due 2021	345838AA4 (144A) / U3455QAA1 (Reg S)	Allergan Sales, LLC	12/15/2021	$1,200,000,000	$1,000 principal amount of AbbVie 5.000% Senior Notes due 2021	$1.00 in cash	$1,000 principal amount of AbbVie 5.000% Notes due 2021 and $1.00 in cash

3.450% Senior Notes due 2022	00507UAR2	Allergan Funding SCS	03/15/2022	$2,878,224,000	$1,000 principal amount of AbbVie 3.450% Senior Notes due 2022	$1.00 in cash	$1,000 principal amount of AbbVie 3.450% Notes due 2022 and $1.00 in cash

3.250% Senior Notes due 2022	942683AF0	Allergan Finance, LLC	10/01/2022	$1,700,000,000	$1,000 principal amount of AbbVie 3.250% Senior Notes due 2022	$1.00 in cash	$1,000 principal amount of AbbVie 3.250% Notes due 2022 and $1.00 in cash

2.800% Senior Notes due 2023	018490AQ5	Allergan, Inc.	03/15/2023	$350,000,000	$1,000 principal amount of AbbVie 2.800% Senior Notes due 2023	$1.00 in cash	$1,000 principal amount of AbbVie 2.800% Notes due 2023 and $1.00 in cash

3.850% Senior Notes due 2024	00507UAF8	Allergan Funding SCS	06/15/2024	$1,036,740,000	$1,000 principal amount of AbbVie 3.850% Senior Notes due 2024	$1.00 in cash	$1,000 principal amount of AbbVie 3.850% Notes due 2024 and $1.00 in cash

3.800% Senior Notes due 2025	00507UAS0	Allergan Funding SCS	03/15/2025	$3,020,692,000	$1,000 principal amount of AbbVie 3.800% Senior Notes due 2025	$1.00 in cash	$1,000 principal amount of AbbVie 3.800% Notes due 2025 and $1.00 in cash

Title of Series of Notes	CUSIP / ISIN No.	Issuer	Maturity Date	Principal Amount Outstanding	Exchange Consideration(1)	Early Participation Payment(1)	Total Consideration(1)(2)
4.550% Senior Notes due 2035	00507UAT8	Allergan Funding SCS	03/15/2035	$1,789,000,000	$1,000 principal amount of AbbVie 4.550% Senior Notes due 2035	$1.00 in cash	$1,000 principal amount of AbbVie 4.550% Notes due 2035 and $1.00 in cash

4.625% Senior Notes due 2042	942683AH6	Allergan Finance, LLC	10/01/2042	$456,710,000	$1,000 principal amount of AbbVie 4.625% Senior Notes due 2042	$1.00 in cash	$1,000 principal amount of AbbVie 4.625% Notes due 2042 and $1.00 in cash

4.850% Senior Notes due 2044	00507UAH4	Allergan Funding SCS	06/15/2044	$1,079,360,000	$1,000 principal amount of AbbVie 4.850% Senior Notes due 2044	$1.00 in cash	$1,000 principal amount of AbbVie 4.850% Notes due 2044 and $1.00 in cash

4.750% Senior Notes due 2045	00507UAU5	Allergan Funding SCS	03/15/2045	$880,956,000	$1,000 principal amount of AbbVie 4.750% Senior Notes due 2045	$1.00 in cash	$1,000 principal amount of AbbVie 4.750% Notes due 2045 and $1.00 in cash

Floating Rate Notes due 2020	XS1909193077	Allergan Funding SCS	11/15/2020	€700,000,000	€1,000 principal amount of AbbVie Floating Senior Rate Notes due 2020	€1.00 in cash	€1,000 principal amount of AbbVie Floating Rate Notes due 2020 and €1.00 in cash

0.500% Senior Notes due 2021	XS1622630132	Allergan Funding SCS	06/01/2021	€750,000,000	€1,000 principal amount of AbbVie 0.500% Senior Notes due 2021	€1.00 in cash	€1,000 principal amount of AbbVie 0.500% Notes due 2021 and €1.00 in cash

1.500% Senior Notes due 2023	XS1909193150	Allergan Funding SCS	11/15/2023	€500,000,000	€1,000 principal amount of AbbVie 1.500% Senior Notes due 2023	€1.00 in cash	€1,000 principal amount of AbbVie 1.500% Notes due 2023 and €1.00 in cash

1.250% Senior Notes due 2024	XS1622624242	Allergan Funding SCS	06/01/2024	€700,000,000	€1,000 principal amount of AbbVie 1.250% Senior Notes due 2024	€1.00 in cash	€1,000 principal amount of AbbVie 1.250% Notes due 2024 and €1.00 in cash

2.625% Senior Notes due 2028	XS1909193317	Allergan Funding SCS	11/15/2028	€500,000,000	€1,000 principal amount of AbbVie 2.625% Senior Notes due 2028	€1.00 in cash	€1,000 principal amount of AbbVie 2.625% Notes due 2028 and €1.00 in cash

2.125% Senior Notes due 2029	XS1622621222	Allergan Funding SCS	06/01/2029	€550,000,000	€1,000 principal amount of AbbVie 2.125% Senior Notes due 2029	€1.00 in cash	€1,000 principal amount of AbbVie 2.125% Notes due 2029 and €1.00 in cash

(1)	For each $1,000 principal amount of Allergan USD Notes (as defined below) or €1,000 principal amount of Allergan Euro Notes (as defined below), as applicable, accepted for exchange.

(2)	Includes Early Participation Payment (as defined below).

Concurrently with the offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) the Allergan Notes for AbbVie Notes, AbbVie (on behalf of Allergan) is also soliciting consents from eligible holders of each series of Allergan Notes (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the Allergan Notes (each, an “Allergan Indenture”) to (i) eliminate substantially all of the restrictive covenants in such Allergan Indenture, (ii) eliminate certain of the events which may lead to an “Event of Default” in such Allergan Indenture (other than the failure to pay principal, premium or interest), (iii) eliminate any restrictions on the applicable Allergan obligor in such Allergan Indenture from consolidating with or merging into any other person or conveying, transferring or leasing all or any of its properties and assets to any person and (iv) eliminate any guarantees of the related Allergan Notes (collectively, the “Proposed Amendments”). Subject to the terms and conditions set forth in the Offering Documents (as defined below), if the requisite note holder consent is received in accordance with the terms of the applicable Allergan Indenture, such Allergan Indenture will be amended with respect to each affected series of Allergan Notes or all series of Allergan Notes outstanding under such Allergan Indenture, as applicable, and any remaining Allergan Notes for that series not tendered and exchanged for AbbVie Notes will be governed by the amended indenture.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement, dated October 25, 2019, and the related letter of transmittal (collectively, the “Offering Documents”), and are conditioned upon the closing of the Acquisition, which condition may not be waived by AbbVie, and certain other conditions that may be waived by AbbVie. Any waiver of a condition by AbbVie with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable.

Each Exchange Offer will expire at 11:59 p.m., New York City time, on November 22, 2019 (as the same may be extended, the “Expiration Date”), unless terminated. Each Consent Solicitation will expire at 5:00 p.m., New York City time, on November 7, 2019, unless extended or terminated (the “Early Participation Date”). The settlement date for the Exchange Offers is expected to occur promptly after the Expiration Date and the Expiration Date of each of the Exchange Offers is expected to be extended to occur on or about the closing date of the Acquisition, which is expected to occur in early 2020. As a result, the Expiration Date may be extended one or more times. AbbVie currently anticipates providing notice of any such extension in advance of the Expiration Date.

For each $1,000 principal amount of Allergan USD Notes or €1,000 principal amount of Allergan Euro Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date, eligible holders of such Allergan USD Notes or Allergan Euro Notes will be eligible to receive an early participation payment of $1.00 or €1.00, as applicable, in cash (the “Early Participation Payment”). In addition, for each $1,000 principal amount of Allergan USD Notes or €1,000 principal amount of Allergan Euro Notes validly tendered and not validly withdrawn prior to the Expiration Date, eligible holders will be eligible to receive $1,000 principal amount of the AbbVie Notes of the applicable series or €1,000 principal amount of the AbbVie Euro Notes of the applicable series, as applicable (the “Exchange Consideration”). The total consideration consists of (a) the Exchange Consideration plus (b) the Early Participation Payment (the “Total Consideration”). After the Early Participation Date, tendered Allergan Notes may be withdrawn. However, to be eligible to receive the Exchange Consideration component of the Total Consideration, such withdrawn Allergan Notes must be validly re-tendered and not validly withdrawn at or prior to the Expiration Date.

Each AbbVie Note issued in the Exchange Offers for a validly tendered Allergan Note will have an interest rate and maturity date that is identical to the interest rate and maturity date of the tendered Allergan Note, as well as identical interest payment dates and optional redemption prices. No accrued and unpaid interest is payable upon acceptance of any Allergan Notes in the Exchange Offers and Consent Solicitations. However, the first interest payment on the AbbVie Notes will include the accrued and unpaid interest from the applicable Allergan Notes tendered in exchange therefor so that a tendering eligible holder will receive the same interest payment it would have received had its Allergan Notes not been tendered in the Exchange Offers and Consent Solicitations. The AbbVie Notes will be AbbVie’s general, unsecured senior obligations, and will rank equally in right of payment with all of AbbVie’s existing and future unsecured senior indebtedness, liabilities and other obligations.

In this news release, references to the “Allergan Euro Notes” collectively refer to (i) the Floating Rate Notes due 2020 issued by Allergan Funding, (ii) the 0.500% Senior Notes due 2021 issued by Allergan Funding, (iii) the 1.500% Senior Notes due 2023 issued by Allergan Funding, (iv) the 1.250% Senior Notes due 2024 issued by Allergan Funding, (v) the 2.625% Senior Notes due 2028 issued by Allergan Funding and (vi) the 2.125% Senior Notes due 2029 issued by Allergan Funding. References to the “Allergan USD Notes” collectively refer to (i) the 3.375% Senior Notes due 2020 issued by Allergan Inc, (ii) the 4.875% Senior Notes due 2021 issued by Allergan Sales, (iii) the 5.000% Senior Notes due 2021 issued by Allergan Sales, (iv) the 3.450% Senior Notes due 2022 issued by Allergan Funding, (v) the 3.250% Senior Notes due 2022 issued by Allergan Finance, (vi) the 2.800% Senior Notes due 2023 issued by Allergan Inc, (vii) the 3.850% Senior Notes due 2024 issued by Allergan Funding, (viii) the 3.800% Senior Notes due 2025 issued by Allergan Funding, (ix) the 4.550% Senior Notes due 2035 issued by Allergan Funding, (x) the 4.625% Senior Notes due 2042 issued by Allergan Finance, (xi) the 4.850% Senior Notes due 2044 issued by Allergan Funding, and (xii) the 4.750% senior notes due 2045 issued by Allergan Funding. The Allergan USD Notes and the Allergan Euro Notes are referred to herein collectively as the “Allergan Notes.”

Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of Allergan Notes who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or not a “U.S. person” and outside the United States within the meaning of Regulation S under the Securities Act. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Documents, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (866) 470-3900 (U.S. toll-free) or (212) 430-3774 (banks and brokers). The eligibility form is available electronically at: https://gbsc-usa.com/eligibility/abbvie. Holders of Allergan Notes that are not eligible holders will not be able to receive such documents, but AbbVie will make alternative arrangements available, subject to applicable law. Such holders should contact Global Bondholder Services Corporation to receive information about arrangements available to them.

This news release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the offering memorandum and consent solicitation statement and letter of transmittal and only to such persons and in such jurisdictions as are permitted under applicable law.

The AbbVie Notes offered in the Exchange Offers have not been registered under the Securities Act or any state securities laws. Therefore, the AbbVie Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Cautionary Statement Regarding Forward-Looking Information

This news release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including forward-looking statements with respect to the Acquisition and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the Acquisition, if consummated, the combined group, as well as the expected timing of completion of the Exchange Offers and receipt of requisite consents in the Consent Solicitations. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that the Acquisition will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the Acquisition, adverse effects on the market price of AbbVie’s shares of common stock and operating results because of a failure to consummate the Acquisition, failure to realize the expected benefits of the Acquisition, failure to promptly and effectively integrate Allergan plc’s businesses, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the Acquisition and the combined company’s capital structure post-Acquisition and the nature of any debt issued to fund the Acquisition. These forward-looking statements are based on numerous assumptions and assessments made in light of AbbVie’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this news release could cause AbbVie’s plans with respect to Allergan plc or AbbVie’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this news release are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this news release. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie can be found in AbbVie’s filings with the SEC, including the risk factors discussed in AbbVie’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Any forward-looking statements in this news release are based upon information available to AbbVie as of the date of this news release and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, AbbVie undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to AbbVie or any person acting on their behalf are expressly qualified in their entirety by this paragraph.

Contacts

Media

Adelle Infante

847-938-8745

adelle.infante@abbvie.com

or

Investors

Liz Shea

847-935-2211

liz.shea@abbvie.com

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